RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
RELATED PARTY TRANSACTIONS

5.RELATED PARTY TRANSACTIONS

Loans Receivable

The Company had two loans receivable from an officer for funds advanced in connection with a relocation. The notes bore interest at 1.50% per annum and matured on December 31, 2019. The balance of the notes totaled $406,536 in aggregate as of December 31, 2020. In May 2021, the Company received payment in full satisfaction of principal and accrued interest of the related party loans receivable.

Other

In May 2019, the Company received a $1.5 million deposit for an “EV1” tower from a customer that was owned by one of its primary shareholders; the order remains outstanding as of December 31, 2021. The deposit and order were received before the owner of the customer became one of the Company's primary shareholders and before it was represented on the Company's Board of Directors.

For the years ended December 31, 2021 and 2020, the Company paid consulting fees of $249,928 and $191,867, respectively, to the father of one of the Company’s executive officers. For the years ended December 31, 2021 and 2020, the Company paid $96,185 and $132,932, respectively, to a company owned by one of its primary shareholders in accordance with an agreement to provide certain legal, information technology, human resources, public relations and financial services. For the years ended December 31, 2021 and 2020, the Company paid Prototype construction labor costs of $481,516 and $278,698, respectively, to a company owned by the brother of an employee.